UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05547
Laudus Institutional Trust
(Exact name of registrant as specified in charter)
101 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices)           (Zip code)
Jeffrey Mortimer
Laudus Institutional Trust
101 Montgomery Street, San Francisco, California 94104
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2009

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2009

COMMAND PERFORMANCETM

Laudus Mondrian Institutional Fundstm
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

Laudus Mondrian Institutional Funds

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period*

Laudus Mondrian Institutional Emerging Markets Fund (Ticker Symbol: LIEMX)	-46.71%

Benchmark: MSCI Emerging Markets Index (Net)	-50.85%

Performance Details	pages 6-7

Laudus Mondrian Institutional International Equity Fund (Ticker Symbol: LIIEX)	-44.63%

Benchmark: MSCI EAFE® Index (Net)	-48.54%

Performance Details	pages 8-9

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
Please see prospectus for further detail and investor eligibility requirements.

*	Not annualized. For the period 4/25/08 (commencement of operations) to 3/31/09.

2 Laudus Mondrian Institutional Funds

From the President

Jeffrey Mortimer is President, CEO, and CIO of Laudus Funds and SVP of Charles Schwab Investment Management, Inc. He joined the firm in 1997 and has held a variety of executive positions at Schwab.

Dear Shareholder,

In the past year, financial markets were besieged with volatility and turmoil, while many economies across the globe experienced slower growth or recession, making investment conditions some of the most difficult in history. Although returns were relatively better in March, the fiscal year was characterized by two particularly bearish periods – the end of 2008 and the beginning of 2009. In this environment, major international equity indices experienced significant declines. The MSCI EAFE Index, for example, was down 46% during the reporting period, while the MSCI Emerging Markets Index declined 47%. On average, returns were down in all major sectors. The fixed income space, usually a bright spot in down markets, was not immune to the current market malady, with the Citigroup Non-U.S. Dollar World Government Bond Index down around 6%.

Within the Laudus Mondrian Fund Family, returns in the funds followed the general downdraft on equity prices. In both the international and emerging market fund groups, returns were down between 40-50% on average, indicating that various un-hedged investment strategies were similarly affected by overall market declines. In general, modest outperformance relative to funds’ respective benchmarks was primarily attributable to stock selection and country allocation. Relative to peers, the Laudus Mondrian Institutional Funds performed well in spite of the down market. For more detail, please see the portfolio manager’s commentary in the following pages.

The Laudus Mondrian Institutional Funds are sub-advised by Mondrian Investment Partners Limited, a London-based institutional investment manager. Founded in 1990, Mondrian is renowned for its international expertise and its adherence to a consistent value-oriented investment philosophy. Mondrian manages more than $50 billion in assets for some of the world’s largest companies and public retirement plans.

In closing, I would remind you that should you have any questions about the funds we are available to answer them at 1-800-447-3332.

Thank you for investing with us.

Sincerely,

Laudus Mondrian Institutional Funds 3

The Investment Environment

The past twelve months produced significant negative returns and high volatility in global capital markets, and nearly all major equity indexes lost more than 40%. Generally, U.S. equity markets fared slightly better than international ones, while fixed income outperformed both. Commodity indexes also lost value. Globally, losses were highly synchronized, exhibiting a pattern typical during periods of global economic weakness.

In the U.S., large-cap stocks lost about 38% for the period, but with a wide spread between growth- and value-style equities, as growth outperformed value by about 8%. U.S. small-caps slightly outperformed U.S. large-caps, losing just under 38%. U.S. small-cap growth stocks outperformed value, but still lost more than 36%. Internationally, the results were worse. International large-cap stocks lost nearly 47%, but outperformed international small-cap stocks, which were down more than 48%. As occurred in the U.S., international growth stocks outperformed their value counterparts, but the difference was less, with growth leading by around 3%.

What caused these weak returns, especially during a relatively short period of time of twelve months? In essence, the credit crisis that began in the summer of 2007 dominated the capital markets during the period. In September 2008, Lehman Brothers declared bankruptcy, while the U.S. government intervened in the operations of Freddie Mac, Fannie Mae and AIG. Several banks also failed, especially during the second half of the reporting period. Companies in all areas but especially in the financial services sector deleveraged their balance sheets. Over the past several years, individuals and companies borrowed significant amounts of capital. Individuals typically used the loans to purchase homes and autos. In turn, many financial companies leveraged their balance sheets to buy these loans and build and sell marketable securities composed of them, such as mortgage-backed securities. On the open market, these securities could be bought by institutional investors and hedge funds, for example. As credit tightened, many of the loans – both consumer and corporate – went into default, requiring firms to acquire capital to shore up their balance sheets or to sell assets to reduce their debt.

Investors and lenders were worried about the value of the debt on company balance sheets. In some cases, there were no bidders for the corporate obligations and securitized assets that were being offered for sale. Without bids, it became difficult to value these securities, and as default rates rose prices became even more depressed. Eventually, the solvency of corporations with large portfolios of leveraged debt was questioned. In this environment, investors took defensive action by reducing their corporate equity exposure. Thus, the equity markets declined precipitously as investors migrated to the safety of government debt.

A few areas performed well. One notable area was the U.S. Treasury market, generally considered the lowest default risk fixed income investment. Short-term Treasury bills gained about 1% during the period, and Treasury bonds maturing in the next ten to twenty years returned about 12%. More diversified fixed income investments also generated positive returns, typically around 3%, as investors flocked to defensive investments.

From a global sector perspective, financial stocks were down nearly 60% on average, primarily due to impacts following the credit crunch. Materials, down more than 50%, and Energy stocks, off about 40%, did poorly due to the deleveraging process described above and due to investors’ movements out of equity positions. Industrials and Consumer Discretionary stocks also lost between 40-50%, on average. On a relative basis,

4 Laudus Mondrian Institutional Funds

The Investment Environment continued

global Health Care and Consumer Staples firms performed better, down around 22% and 30%, respectively; these sectors are generally considered to be defensive investments in times of economic or market stress.

Among major developed economies, Japan performed the best during the period, losing about 36% in U.S. dollar terms. The U.S. did slightly worse, down nearly 38%. Most European countries lost more than 45%. It is important to note that through most of the reporting period, the U.S. dollar rallied against the British pound and the Euro, pushing the European returns lower for U.S. dollar-based investors. Emerging markets as a group performed in line with developed markets, losing about 47% in the twelve-month period. A few emerging markets such as Russia lost nearly 70%, but a surprising number such as China did relatively well, losing about 35%.

The dollar’s gains also impacted commodity prices, and most commodity indexes were down more than 50% for the twelve-month period. Crude oil lost 67% for the period, in contrast to the rise in prices over the last few years. Metals and agricultural prices also declined, partially in response to expectations of slowing economies around the globe and thus a likelihood of lower demand. Gold was one relative bright spot among commodity returns, losing about 1% for the period.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Laudus Mondrian Institutional Funds 5

Laudus Mondrian Institutional Emerging Markets Fund

Laudus Mondrian Institutional Emerging Markets Fund returned -46.71% for the period since inception on 4/25/08, outperforming the benchmark MSCI Emerging Markets Index (Net), which returned -50.85%. For the entire period, index returns were negative across all regions. The fund outperformed the benchmark primarily as a result of good stock selection in Latin America and Asia.

On a sector specific level, returns in the MSCI Emerging Markets Index were most negative in Materials, Industrials and Energy as a result of the precipitous decline in commodity prices and global trade. The fund benefited from being underweight in Materials and from relatively good positioning in Energy and Industrials. The fund also benefited from its large weighting in the Telecommunications sector where returns were less negative. Currency movements decreased US dollar returns as most emerging market currencies depreciated relative to the US dollar.

The fund’s general investment strategy continued to be driven by several consistent factors implemented by the Mondrian portfolio management team with an overriding strong emphasis on value stocks. The main changes in asset allocation during the year were increasing China from a significant underweight to a more neutral position; and increasing Russia from underweight to overweight given the sharp price declines in both markets presenting attractive value opportunities. Funds were raised by reducing exposure to Brazil, Korea and Malaysia where valuations became less attractive on a relative basis.

Global financial markets experienced one of their most difficult periods in history. Volatility increased in developed and emerging equity markets, while absolute performance in both markets was similar. Emerging markets were more affected by the sell off in commodities given their greater leverage to the Mining and Energy sectors, but were less damaged by the Financial sector where share price declines were driven more by concerns of a cyclical earnings fall rather than a major capital write off, as has been the experience in the US and the broader developed world. In Mondrian’s view, selling in many markets tended to be indiscriminate with little regard to valuation fundamentals or positive corporate or economic news. By the end of the period, given hope for positive results from policy stimulus across the global economy, stock markets showed some signs of recovery with the emerging market asset class posting one of its strongest ever months, up 14.37% in March.

As of 3/31/09:
 Fund Characteristics

Number of Companies	40
Weighted Average Market

Cap ($ x 1,000,000)	$23,860
Price/Earnings Ratio

(P/E)	7.3

Price/Book Ratio (P/B)	1.1
Portfolio Turnover

Rate[1]	64%

 Fund Overview

Institutional Shares

Initial Investment	$1,000,000
Inception Date	4/25/2008
Total Net Assets ($ x 1,000)	$1,593
Ticker Symbol	LIEMX
Cusip	51855H101
NAV	$5.23

Manager views and portfolio holdings may have changed since the report date.

[1]	Not annualized.

6 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional Emerging Markets Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$10,000 Investment in Institutional Shares1

 Total Returns1

Fund and Inception Date	Since Inception

Fund: Laudus Mondrian Institutional Emerging Markets Fund (4/25/08)	-46.71%
Benchmark: MSCI Emerging Markets Index (Net)*	-50.85%

Fund Expense Ratios2: Net 1.27%; Gross 1.33%

 Country Weightings % of Investments3

China	19.1%

Taiwan	14.3%

Russia	9.8%

Brazil	9.2%

Mexico	6.7%

South Africa	6.6%

Turkey	6.1%

Republic of Korea	5.5%

Egypt	4.1%

India	3.3%

Philippines	3.1%

Thailand	2.8%

Kazakhstan	2.3%

Colombia	2.1%

Argentina	2.1%

Poland	1.9%

Other Countries	1.0%

Total	100.00%

 Sector Weightings % of Investments3

Telecommunication Services	26.7%

Energy	20.8%

Financials	18.1%

Information Technology	14.8%

Industrials	8.0%

Materials	4.1%

Consumer Discretionary	3.9%

Utilities	1.8%

Consumer Staples	1.8%

Total	100.0%

 Top Holdings % of Net Assets3

China Construction Bank Corp., Class H	4.4%

Taiwan Semiconductor Manufacturing Co., Ltd.	4.3%

China Shenhua Energy Co., Ltd., Class H	4.0%

Redecard S.A.	3.3%

Gazprom - Red’d ADR	3.3%

Bharti Airtel Ltd.	3.2%

Turkcell Iletisim Hizmetleri A/S	3.2%

Mobile TeleSystems ADR	3.2%

Sasol	3.1%

LUKOIL ADR	3.1%

Total	35.1%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section in the Financial Statements.
[3]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Institutional Funds 7

Laudus Mondrian Institutional International Equity Fund

The Laudus Mondrian Institutional International Equity Fund returned -44.63% for the period since inception on 4/25/08, outperforming the benchmark MSCI EAFE Index (Net), which returned -48.54%. For the entire period, index returns were negative across all developed markets. The fund outperformed the benchmark primarily as a result of good stock selection.

All markets were significantly weaker during the period, but the overall impact of country allocation was very positive for returns. Exposure to the non-benchmark Taiwanese market was beneficial to returns. Additionally, the portfolio also benefited from underweight positions in smaller European markets such as Ireland, Austria and Greece. The fund’s underweight position in Germany was also helpful, as the German equity market fell sharply over the year. These positive contributors were partially offset by the underweight position in Switzerland and overweight position in Belgium. The Swiss market was one of the best performing markets in the index, helped by exposure to defensive Health Care and Consumer Staples sectors.

Sector positioning was very positive for returns over the year as the positive impact from the overweight positions in the more defensive Telecommunications Services, Health Care and Consumer Staples sectors and the underweight positions in the Materials and Energy sectors all added to returns. Stock selection in the Information Technology sector was also strong, helped by the performance of Taiwan Semiconductor Manufacturing Company (TSMC) in Taiwan and Canon in Japan. In the Health Care sector, the portfolio’s holdings in GlaxoSmithKline in the UK and Novartis increased returns. GlaxoSmithKline was one of the few stocks to produce a positive return over the period.

In Japan, the holdings in Seven & i Holdings and Kao Corporation, both consumer staples stocks, also added positively to returns as they benefited from improving margins from rising consumer prices over the earlier part of the reporting period. The portfolio’s other Japanese holdings, such as KDDI and Takeda Pharmaceutical were also helpful for performance. In Germany, the holdings in Deutsche Telekom, a telecommunications company, and RWE, a utility company, were also beneficial to returns.

At the other end of the spectrum, the Financials sector was the weakest sector over the period as many of the financials stocks were affected by the global financial crisis. In the UK, HBOS, Lloyds TSB and Aviva all suffered. Other European financial stocks such as Banco Santander in Spain, Société Générale in France and Intesa Sanpaolo in Italy, also underperformed the broader benchmark over the year. However, financial holdings in Asia were helpful for returns; National Australia Bank in Australia and OCBC Bank in Singapore both added to returns. Stock selection in the Consumer Discretionary sector pulled back returns. In particular, automobile stocks, such as Renault in France, were affected by falling demand for vehicles as global economy slowed over the year.

Global financial markets experienced one of their most difficult periods in history. Volatility increased across all equity markets. In Mondrian’s view, selling in many markets tended to be indiscriminate with little regard to valuation fundamentals or positive corporate or economic news. By the end of the period, given hope for positive results from policy stimulus across the global economy, stock markets showed some signs of recovery.

As of 3/31/09:
 Fund Characteristics

Number of Companies	36
Weighted Average Market

Cap ($ x 1,000,000)	$48,059
Price/Earnings Ratio

(P/E)	10%

Price/Book Ratio (P/B)	1.22
Portfolio Turnover

Rate[1]	7%

 Fund Overview

Institutional Shares

Initial Investment	$1,000,000
Inception Date	4/25/2008
Total Net Assets ($ x 1,000)	$8,153
Ticker Symbol	LIIEX
Cusip	51855H200
NAV	$5.39

Manager views and portfolio holdings may have changed since the report date.

[2]	Not annualized.

8 Laudus Mondrian Institutional Funds

 Laudus Mondrian Institutional International Equity Fund

Performance Summary as of 3/31/09

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

Performance of a Hypothetical
$1,000,000 Investment in Institutional Shares1

 Total Returns1

Fund and Inception Date	Since Inception

Fund: Laudus Mondrian Institutional International Equity Fund (4/25/08)	-44.63%
Benchmark: MSCI EAFE Index®(Net)*	-48.54%

Fund Expense Ratios2: Net 0.90%; Gross 0.97%

 Country Weightings % of Investments3

Japan	23.8%

United Kingdom	18.4%

France	17.4%

Australia	9.2%

Spain	6.7%

Singapore	5.4%

Switzerland	4.4%

Germany	4.1%

Taiwan	3.0%

Hong Kong	2.7%

Italy	2.3%

Netherlands	1.9%

Other Countries	0.7%

Total	100.0%

 Sector Weightings % of Investments3

Telecommunication Services	17.6%

Consumer Staples	16.7%

Financials	16.4%

Energy	12.9%

Health Care	12.4%

Information Technology	7.3%

Utilities	7.1%

Consumer Discretionary	6.6%

Industrials	2.3%

Materials	0.7%

Total	100.0%

 Top Holdings % of Net Assets3

Novartis AG - Reg’d.	3.8%

GlaxoSmithKline plc	3.8%

Total S.A.	3.8%

Royal Dutch Shell plc, Class A	3.8%

CANON, Inc.	3.7%

BP plc	3.7%

Unilever plc	3.6%

Carrefour S.A.	3.4%

France Telecom S.A.	3.4%

Telefonica S.A.	3.4%

Total	36.4%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

*	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the Fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/11. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses. Actual expenses influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information. For actual ratios during the period, refer to the financial highlights section in the Financial Statements.
[3]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Institutional Funds 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for period beginning October 1, 2008 and held through March 31, 2009.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/08	at 3/31/09	10/1/08–3/31/09

Laudus Mondrian Institutional Emerging Markets Fund
Actual Return	1.27%	$1,000	$746.30	$5.53
Hypothetical 5% Return	1.27%	$1,000	$1,018.60	$6.39

Laudus Mondrian Institutional International Equity Fund
Actual Return	0.90%	$1,000	$695.60	$3.80
Hypothetical 5% Return	0.90%	$1,000	$1,020.44	$4.53

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

10 Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional Emerging Markets Fund

Financial Statements

Financial Highlights

	4/25/08[1]–
	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14
Net realized and unrealized gains (losses)	(4.81)

Total from investment operations	(4.67)

Less distributions:
Dividends from net investment income	(0.10)
Net asset value at end of period	5.23

Total return (%)	(46.71)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.25	[3,4]
Gross operating expenses	7.22	[3]
Net investment income (loss)	2.10	[3]
Portfolio turnover rate	64	[2]
Net assets, end of period ($ x 1,000)	1,593

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.27%, if custody credits had not been included.

See financial notes 11

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

89.5%	Common Stock	2,338,093	1,426,478
7.8%	Preferred Stock	286,279	123,419
2.4%	Other Investment Company	38,429	38,429

99.7%	Total Investments	2,662,801	1,588,326
0.3%	Other Assets and Liabilities, Net		5,078

100.0%	Net Assets		1,593,404

	Number	Value
Security	of Shares	($)

Common Stock 89.5% of net assets

Argentina 2.0%

Energy 2.0%
Tenaris S.A. ADR	1,600	32,272

Brazil 5.0%

Software & Services 3.2%
Redecard S.A.	4,300	51,995

Utilities 1.8%
CPFL Energia S.A. ADR	700	28,399

		80,394

China 18.6%

Banks 4.3%
China Construction Bank Corp., Class H	122,000	69,257

Energy 4.0%
China Shenhua Energy Co., Ltd., Class H	28,000	63,176

Telecommunication Services 2.5%
China Mobile Ltd.	4,500	39,199

Transportation 7.8%
China Merchants Holdings International Co., Ltd.	18,000	41,433
China Shipping Development Co., Ltd., Class H	46,000	43,616
Cosco Pacific Ltd.	40,000	39,391

		124,440

		296,072

Colombia 2.1%

Banks 2.1%
Bancolombia S.A. ADR	1,700	33,099

Czech Republic 1.0%

Banks 1.0%
Komercni Banka a.s.	153	15,463

Egypt 4.0%

Telecommunication Services 4.0%
Orascom Telecom Holding S.A.E. -Reg’d GDR	1,115	24,924
Telecom Egypt	14,774	39,329

		64,253

India 3.2%

Telecommunication Services 3.2%
Bharti Airtel Ltd. *	4,197	51,630

Kazahkstan 2.2%

Energy 2.2%
KazMunaiGas Exploration Production GDR	2,362	35,194

Mexico 6.5%

Food, Beverage & Tobacco 1.7%
Grupo Modelo, S.A. de C.V., Series C	9,100	27,560

Media 2.1%
Grupo Televisa S.A. ADR	2,400	32,736

Telecommunication Services 2.7%
America Movil SAB de C.V., Series L ADR	1,600	43,328

		103,624

Philippines 3.1%

Telecommunication Services 3.1%
Philippine Long Distance Telephone Co. ADR	1,100	48,543

Poland 1.8%

Banks 1.8%
Bank Pekao S.A.	1,195	28,777

Republic of Korea 1.5%

Banks 1.5%
KB Financial Group, Inc. ADR *	1,000	24,250

Russia 9.5%

Energy 6.3%
Gazprom - Reg’d ADR	3,500	51,975

12 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

LUKOIL ADR	1,300	48,750

		100,725

Telecommunication Services 3.2%
Mobile TeleSystems ADR	1,700	50,864

		151,589

South Africa 6.5%

Energy 3.1%
Sasol	1,683	48,786

Materials 1.8%
Impala Platinum Holdings Ltd.	1,749	29,270

Telecommunication Services 1.6%
Telkom South Africa Ltd.	2,231	24,857

		102,913

Taiwan 13.9%

Banks 2.5%
Chinatrust Financial Holding Co., Ltd.	69,343	25,436
Mega Financial Holding Co., Ltd.	39,000	13,992

		39,428

Semiconductors & Semiconductor Equipment 6.0%
MediaTek, Inc.	3,050	28,712
Taiwan Semiconductor Manufacturing Co., Ltd.	45,000	67,763

		96,475

Technology Hardware & Equipment 2.9%
Asustek Computer, Inc.	22,000	23,197
Asustek Computer, Inc.-Reg’d GDR	4,398	23,117

		46,314

Telecommunication Services 2.5%
Chunghwa Telecom Co., Ltd. ADR	2,152	39,231

		221,448

Thailand 2.7%

Energy 2.7%
PTT Public Co., Ltd.	9,900	42,989

Turkey 5.9%

Banks 2.7%
Akbank T.A.S.	1,542	4,531
Akbank T.A.S. ADR *	6,650	37,905

		42,436

Telecommunication Services 3.2%
Turkcell Iletisim Hizmetleri A/S	10,520	51,532

		93,968

Total Common Stock (Cost $2,338,093)		1,426,478

Preferred Stock 7.8% of net assets

Brazil 3.9%

Banks 1.8%
Itausa - Investimentos Itau S.A.	8,277	28,437

Materials 2.1%
Companhia Vale do Rio Doce ADR (Vale)	3,000	33,840

		62,277

Republic of Korea 3.9%

Automobiles & Components 1.7%
Hyundai Motor Co.	1,790	26,983

Semiconductors & Semiconductor Equipment 2.2%
Samsung Electronics Co., Ltd.	149	34,159

		61,142

Total Preferred Stock (Cost $286,279)		123,419

Other Investment Company 2.4% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	38,429	38,429

Total Other Investment Company (Cost $38,429)		38,429

End of Investments.

At 03/31/09, the tax basis cost of the fund’s investments was $2,666,094 and the unrealized appreciation and depreciation were $44,904 and ($1,122,672), respectively, with a net unrealized depreciation of ($1,077,768).

At 03/31/09, the values of certain foreign securities held by the fund aggregating $835,413 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
Reg’d — Registered

See financial notes 13

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $2,662,801)		$1,588,326
Cash		34,359
Foreign currency, at value (cost $10,016)		10,035
Receivables:
Investments sold		38,971
Due from investment adviser		19,450
Dividends		8,462
Interest		8
Prepaid expenses	+	40

Total assets		1,699,651

Liabilities
Payables:
Investments bought		80,912
Accrued expenses	+	25,335

Total liabilities		106,247

Net Assets
Total assets		1,699,651
Total liabilities	−	106,247

Net assets		$1,593,404
Net Assets by Source
Capital received from investors		3,025,755
Net investment income not yet distributed		4,348
Net realized capital losses		(362,413)
Net unrealized capital losses		(1,074,286)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$1,593,404		304,814		$5.23

14 See financial notes

 Laudus Mondrian Institutional Emerging Markets Fund

Statement of
Operations
For April 25, 2008* through March 31, 2009.

Investment Income
Dividends (net of foreign withholding taxes of $6,795 )		$64,383
Interest	+	1,077

Total Investment Income		65,460

Net Realized Gains and Losses
Net realized losses on investments		(362,491)
Net realized losses on foreign currency transactions	+	(6,298)

Net realized losses		(368,789)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(1,074,475)
Net unrealized gains on foreign currency translations	+	189

Net unrealized losses		(1,074,286)

Expenses
Investment adviser fees		19,532
Professional fees		29,181
Accounting and administration fees		26,196
Registration fees		18,198
Shareholder reports		10,242
Custodian fees		10,106
Transfer agent fees		9,738
Trustees’ fees		7,500
Interest expense		13
Other expenses	+	10,297

Total expenses		141,003
Expense reduction by adviser	−	116,184
Custody credits	−	383

Net expenses		24,436

Increase (Decrease) in Net Assets from Operations
Total investment income		65,460
Net expenses	−	24,436

Net investment income		41,024
Net realized losses		(368,789)
Net unrealized losses	+	(1,074,286)

Decrease in net assets from operations		($1,402,051)

*	Commencement of operations.

See financial notes 15

 Laudus Mondrian Institutional Emerging Markets Fund

Statements of
Changes in Net Assets
For the current report period only.

Operations

		04/25/08*-03/31/09
Net investment income		$41,024
Net realized losses		(368,789)
Net unrealized losses	+	(1,074,286)

Decrease in net assets from operations		(1,402,051)

Distributions to Shareholders
Distributions from net investment income		$30,300

Transactions in Fund Shares

		04/25/08*-03/31/09
		SHARES	VALUE
Shares Sold		300,000	$3,000,000
Shares Reinvested	+	4,814	$25,755

Net transactions in fund shares		304,814	$3,025,755

Shares Outstanding and Net Assets
		04/25/08*-03/31/09
		SHARES	NET ASSETS
Beginning of period		—	$-
Total increase	+	304,814	1,593,404

End of period		304,814	$1,593,404

Net investment income not yet distributed			$4,348

*	Commencement of operations.

16 See financial notes

Laudus Mondrian Institutional International Equity Fund

Financial Statements

Financial Highlights

4/25/08[1]–
3/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16
Net realized and unrealized gains (losses)	(4.59)

Total from investment operations	(4.43)

Less distributions:
Distributions from net investment income	(0.17)
Distributions from net realized gains	(0.01)

Total distributions	(0.18)

Net asset value at end of period	5.39

Total return (%)	(44.63)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.90 [3]
Gross operating expenses	3.70 [3]
Net investment income (loss)	3.32 [3]
Portfolio turnover rate	7 [2]
Net assets, end of period ($ x 1,000)	8,153

1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 17

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings as of March 31, 2009

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the Fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

86.8%	Common Stock	9,560,418	7,076,870
—%	Rights	—	—
0.7%	Other Investment Company	54,357	54,357

87.5%	Total Investments	9,614,775	7,131,227
12.5%	Other Assets and Liabilities, Net		1,021,597

100.0%	Net Assets		8,152,824

	Number	Value
Security	of Shares	($)

Common Stock 86.8% of net assets

Australia 8.0%

Banks 2.4%
National Australia Bank Ltd.	14,276	199,283

Food & Staples Retailing 2.3%
Wesfarmers Ltd.	14,105	185,082

Telecommunication Services 3.3%
Telstra Corp., Ltd.	118,641	264,836

		649,201

Finland 0.6%

Materials 0.6%
UPM-Kymmene Oyj	8,430	48,653

France 15.1%

Automobiles & Components 1.1%
Renault S.A. *	4,354	89,527

Banks 1.4%
Societe Generale	2,807	109,801

Capital Goods 2.0%
Compagnie de Saint-Gobain	5,946	166,601

Energy 3.8%
Total S.A.	6,215	307,328

Food & Staples Retailing 3.4%
Carrefour S.A.	7,141	278,570

Telecommunication Services 3.4%
France Telecom S.A.	12,218	278,536

		1,230,363

Germany 3.6%

Telecommunication Services 0.4%
Deutsche Telekom AG - Reg’d.	2,731	33,826

Utilities 3.2%
RWE AG	3,683	257,922

		291,748

Hong Kong 2.3%

Utilities 2.3%
Hongkong Electric Holdings Ltd.	32,000	190,124

Italy 2.1%

Banks 2.1%
Intesa Sanpaolo	60,599	166,676

Japan 20.6%

Automobiles & Components 2.9%
Toyota Motor Corp.	7,600	241,405

Food & Staples Retailing 2.1%
Seven & i Holdings Co., Ltd.	7,700	169,993

Household & Personal Products 3.1%
Kao Corp.	13,000	253,661

Insurance 2.4%
Tokio Marine Holdings, Inc.	7,900	194,569

Pharmaceuticals, Biotechnology & Life Sciences 3.2%
Takeda Pharmaceutical Co., Ltd.	7,600	263,679

Technology Hardware & Equipment 3.7%
CANON, Inc.	10,300	300,264

Telecommunication Services 3.2%
KDDI Corp.	55	259,003

		1,682,574

Netherlands 1.7%

Media 1.7%
Reed Elsevier N.V.	12,852	137,527

Singapore 4.7%

Banks 3.1%
Oversea-Chinese Banking Corp., Ltd.	58,000	184,902
United Overseas Bank Ltd.	11,000	70,557

		255,459

Telecommunication Services 1.6%
Singapore Telecommunications Ltd.	78,000	130,015

		385,474

Spain 5.8%

Banks 1.8%
Banco Santander S.A.	20,762	143,149

Telecommunication Services 3.4%
Telefonica S.A.	13,907	277,324

18 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.6%
Iberdrola S.A.	7,295	51,182

		471,655

Switzerland 3.8%

Pharmaceuticals, Biotechnology & Life Sciences 3.8%
Novartis AG - Reg’d	8,199	310,197

Taiwan 2.6%

Semiconductors & Semiconductor Equipment 2.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	23,826	213,243

United Kingdom 15.9%

Energy 7.4%
BP plc	44,468	298,175
Royal Dutch Shell plc, Class A	13,771	307,218

		605,393

Food, Beverage & Tobacco 3.6%
Unilever plc	15,669	296,297

Insurance 1.1%
Aviva plc	29,140	90,363

Pharmaceuticals, Biotechnology & Life Sciences 3.8%
GlaxoSmithKline plc	19,736	307,382

		1,299,435

Total Common Stock (Cost $9,560,418)		7,076,870

Rights 0.0% of net assets

Belgium 0.0%
Fortis (a) *	7,550	—

Total Rights (Cost $—)		—

Other Investment Company 0.7% of net assets
State Street Institutional Liquid Reserves Fund - Institutional Class	54,357	54,357

Total Other Investment Company (Cost $54,357)		54,357

End of Investments.

At 03/31/09 the tax basis cost of the fund’s investments was $9,631,672 and the unrealized appreciation and depreciation were $5,902 and ($2,506,347), respectively, with a net unrealized depreciation of ($2,500,445).

At 03/31/09, the values of certain foreign securities held by the fund aggregating $6,863,628 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.
(a)	Fair-valued by Management.
ADR — American Depositary Receipt
Reg’d — Registered

See financial notes 19

 Laudus Mondrian Institutional International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2009.

Assets
Investments, at value (cost $9,614,775)		$7,131,227
Foreign currency (cost $7,836)		7,792
Receivables:
Fund shares sold		1,000,000
Dividends		44,222
Due from investment adviser		14,371
Foreign tax reclaims		3,838
Interest		25
Prepaid expenses	+	38

Total assets		8,201,513

Liabilities
Payables:
Investments bought		16,027
Accrued expenses	+	32,662

Total liabilities		48,689

Net Assets
Total assets		8,201,513
Total liabilities	−	48,689

Net assets		$8,152,824
Net Assets by Source
Capital received from investors		11,124,923
Net investment income not yet distributed		44,470
Net realized capital losses		(533,435)
Net unrealized capital losses		(2,483,134)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV

$8,152,824		1,512,574		$5.39

20 See financial notes

 Laudus Mondrian Institutional International Equity Fund

Statement of
Operations
For April 25, 2008* through March 31, 2009.

Investment Income
Dividends (net of foreign withholding taxes of $15,683)		$181,292
Interest	+	1,776

Total Investment Income		183,068

Net Realized Gains and Losses
Net realized losses on investments		(526,788)
Net realized gains on foreign currency transactions	+	67,954

Net realized losses		(458,834)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(2,483,548)
Net unrealized gains on foreign currency translations	+	414

Net unrealized losses		(2,483,134)

Expenses
Investment adviser fees		32,557
Accounting and administration fees		28,741
Shareholder reports		25,471
Professional fees		22,630
Registration fees		17,184
Trustees’ fees		10,549
Transfer agent fees		9,763
Custodian fees		6,969
Interest expense		5
Other expenses	+	6,690

Total expenses		160,559
Expense reduction by adviser	−	121,486
Custody credits	−	150

Net expenses		38,923

Increase (Decrease) in Net Assets from Operations
Total investment income		183,068
Net expenses	−	38,923

Net investment income		144,145
Net realized losses		(458,834)
Net unrealized losses	+	(2,483,134)

Decrease in net assets from operations		($2,797,823)

*	Commencement of operations.

See financial notes 21

 Laudus Mondrian Institutional International Equity Fund

Statement of
Changes in Net Assets
For the current report period only.

Operations

		4/25/08*-03/31/09
Net investment income		$144,145
Net realized losses		(458,834)
Net unrealized losses	+	(2,483,134)

Decrease in net assets from operations		(2,797,823)

Distributions to Shareholders
Distributions from net investment income		167,551
Distributions from net realized gains	+	6,725

Total distributions		$174,276

Transactions in Fund Shares

		4/25/08*-03/31/09
		SHARES	VALUE
Shares Sold		1,487,557	$10,958,809
Shares Reinvested	+	25,017	166,114

Net transactions in fund shares		1,512,574	$11,124,923

Shares Outstanding and Net Assets
		4/25/08*-03/31/09
		SHARES	NET ASSETS
Beginning of period		-	$-
Total increase	+	1,512,574	8,152,824

End of period		1,512,574	$8,152,824

Net investment income not yet distributed			$44,470

22 See financial notes

 Laudus Mondrian Institutional Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Institutional Funds in this report is a series of Laudus Institutional Trust (the “Trust”), an open- end management investment company. The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the Funds in the Trust:

Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

The Laudus Mondrian Institutional Emerging Markets Fund and the Laudus Mondrian International Equity Fund commenced operations on April 25, 2008. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares.

Each Fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each Fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the Funds use in the preparation of their financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The Funds value the securities in their portfolios every business day. The Funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate.

•	Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the Funds calculate net asset value: valued at fair value, as determined in good faith by the Funds’ investment adviser using guidelines adopted by the Funds’ Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market value adjusted for changes in value that may occur between the close of foreign exchange and the time at which Funds’ shares are priced. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

•	Futures and forwards: valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, when it approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by those Funds in accordance with the 1940 Act for a given day.

(b) Portfolio Investments:

Delayed-Delivery: The Funds may buy securities on a delayed-delivery basis. In these transactions, a Fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the Funds could end up paying more for the security than its market value at the time of settlement. The Funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

Futures Contract: The Funds may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a Fund to close out a position in a futures contract, due to a

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures contracts carry inherent risks, a Fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Futures are traded publicly on exchanges, and their market value changes daily.

Forward Currency Contract: The Funds may invest in forward currency contracts in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates. “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the Funds’ financial statements. If counter-parties to the contracts or if the value of the foreign currency changes unfavorably, the Funds could sustain a loss.

Repurchase Agreement: The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds’ repurchase agreements will be fully collateralized by U.S. government securities or U.S. government agency securities. All collateral is held by the Funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuation in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a Fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. A Fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying mutual funds are recorded on the date they are effective (the ex-dividend date), although the Funds record certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to a Fund or a class within the trust are charged directly to that Fund or class. Expenses that are common to all Funds within the trust generally are allocated among the Funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The Funds make distributions from net investment income and net realized capital gains once a year, if any.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(g) Custody Credit:

Certain Funds have an arrangement with their custodian bank under which the Fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts (if any) are disclosed in the Statement of Operations as a reduction to the Funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates.

(i) Federal Income Taxes:

The Funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the Funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a Fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

(k) Accounting Pronouncements:

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), Fair Value Measurements, effective April 25, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements.

SFAS No. 157 establishes a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2009:

	Laudus		Laudus
	Mondrian Institutional Emerging		Mondrian Institutional
	Markets Fund		International Equity Fund
		Other		Other
	Investments in	Financial	Investments in	Financial
	Securities	Instruments*	Securities	Instruments*

Level 1	$752,913	$—	$267,599	$—
Level 2	835,413	—	6,863,628	—
Level 3	—	—	—	—

	$1,588,326	$—	$7,131,227	$—

*	The Funds had no Other Financial Instruments at the end of the period.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Management is currently evaluating the impact of the adoption of FSP 157-4 on the Funds’ or Investment Company’s financial statement disclosures.

In March 2008, the FASB issued Statements of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact of the adoption of SFAS No. 161 on the Funds’ financial statement disclosures.

3. Risk factors:

Investing in the Funds may involve certain risks including, but not limited to, those described below:

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Stocks of large-size companies tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or stocks of mid- or small-size companies, for instance — the Fund’s performance also will lag those investments.

Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

3. Risk factors (continued):

assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. (”CSIM” or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds’ investment adviser pursuant to Management Contracts (“Advisory Agreement”) between it and the Trust. Mondrian Investment Partners Limited (”Mondrian”), the Funds’ sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

For its advisory services to each Fund, the Investment Adviser is entitled to receive an annual fee payable monthly based on the Funds’ average daily net assets described as follows.

Agreement Rate

Laudus Mondrian Institutional Emerging Markets Fund	1.00%
Laudus Mondrian Institutional International Equity Fund	0.75%

CSIM (not the Funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2011, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business as follows:

Laudus Mondrian Institutional Emerging Markets Fund	1.27%
Laudus Mondrian Institutional International Equity Fund	0.90%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2009, the balance of recoupable expenses is as follows:

	Laudus Mondrian	Laudus Mondrian
	Institutional Emerging	Institutional International
Expire	Markets Fund	Equity Fund

2011	$116,184	$121,486

5. Board of Trustees

Trustees may include people who are officers and/or directors of other fund families managed by the Investment Adviser. Federal securities law limits the percentage of the “interested persons” who may serve on a trust’s board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of these persons for their service as trustees, but did pay non-interested persons (Independent Trustees), as noted in each Fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the Independent Trustees. After the termination of the Retirement Plan, the previously accrued and unpaid benefits continue to be adjusted by performance of the Funds. As a result, the amount of the Retirement Payable to any Independent Trustee may increase or decrease based on the performance of the Funds.

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

6. Borrowing from Banks:

The Laudus Mondrian Institutional Emerging Markets Fund and the Laudus Mondrian Institutional International Equity Fund have access to an uncommitted line of credit up to a maximum of $100,000,000, as established by State Street Corporation. Interest is calculated based on the market rates at the time of borrowing.

There were no borrowings from the line of credit for the Funds during the period. However, the Funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:

For the period ended March 31, 2009, purchases and sales of securities (excluding short-term obligations) were as follows:

	Purchases	Sales

Laudus Mondrian Institutional Emerging Markets Fund	$4,309,531	$1,322,765
Laudus Mondrian Institutional International Equity Fund	10,428,493	341,287

8. Redemption Fee:

The Funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. There were no redemption fees charged during the current report period.

9. Federal Income Taxes:

As of March 31, 2009, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian	Laudus Mondrian
	Institutional Emerging	Institutional International
	Markets Fund	Equity Fund

Undistributed ordinary income	$4,348	$44,494
Undistributed long-term capital gains	—	—
Unrealized appreciation	44,904	5,902
Unrealized depreciation	(1,122,672)	(2,506,347)
Other unrealized appreciation/(depreciation)	189	414

Net unrealized appreciation/(depreciation)	$(1,077,579)	$(2,500,031)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

For tax purposes, capital loss carry forwards may be used to offset future realized capital gains. As of March 31, 2009, the Funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Laudus Mondrian	Laudus Mondrian
	Institutional Emerging	Institutional International
Expire	Markets Fund	Equity Fund

2017	$108,655	$—

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2009, the Funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

	Laudus Mondrian	Laudus Mondrian
	Institutional Emerging	Institutional International
	Markets Fund	Equity Fund

Capital losses deferred	$250,465	$516,538
Capital losses utilized	$—	$—

 Laudus Mondrian Institutional Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior period were:

	Laudus Mondrian	Laudus Mondrian
	Institutional Emerging	Institutional International
	Markets Fund	Equity Fund

Ordinary income	$30,300	$174,276
Long-term capital gains	—	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of March 31, 2009, the Funds made the following reclassifications:

	Laudus Mondrian	Laudus Mondrian
	Institutional Emerging	Institutional International
	Markets Fund	Equity Fund

Capital shares	$—	$—
Undistributed net investment income	(6,376)	67,876
Net realized capital gains/losses	6,376	(67,876)

As of March 31, 2009, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (the two portfolios which constitute Laudus Institutional Trust, hereafter referred to as the “Funds”) at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period April 25, 2008 (commencement of operations) through March 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 15, 2009

Other Federal Tax Information (unaudited)

The Funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2009, and the respective foreign source income on the Funds as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian Institutional Emerging Markets Fund	$6,442	$69,494
Laudus Mondrian Institutional International Equity Fund	15,683	196,975

For the fiscal year ended March 31, 2009, the Funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2010 via IRS form 1099 of the amounts for use in preparing their 2009 income tax return.

Laudus Mondrian Institutional Emerging Markets Fund	$35,240
Laudus Mondrian Institutional International Equity Fund	153,191

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Institutional Trust, which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of March 31, 2009, the Fund Complex included 83 funds.

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

Independent Trustees
Name, Address[1]	Principal	Number of
and Year of Birth;	Occupation(s)	Portfolios in
(Term of Office, and	During the	Fund Complex
Length of Time Served2)	Past Five Years	Overseen	Other Directorships Held by Trustee

Mariann Byerwalter[3] 1960 (1/04-present)	Chairman of JDN Corporate Advisory LLC.	83	Board 1–Director, Redwood Trust, Inc. (mortgage finance). Board 2–Director, PMI Group, Inc. (mortgage insurance).

William A. Hasler[3] 1941 (1/04-present)	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	83	Board 1–Director, Mission West Properties (commercial real estate).
Board 2–Director, TOUSA (home building).
Board 3–Director, Harris-Stratex Networks (a network equipment corporation).
Board 4–Director, Genitope Corp. (bio-pharmaceuticals).
Board 5 –Director, Ditech Networks (voice communication technology).
			Board 6–Rubicon Limited (manufacturing).

Nils H. Hakansson[3] 1937 (3/90-present)	Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business, University of California, Berkeley (since 2003). Mr. Hakansson was also a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	14	None

Interested Trustees
Name, Address[1]		Number of
and Year of Birth;	Principal	Portfolios in
(Term of Office,	Occupation(s)	Fund Complex
and Length of Time	During the	Overseen by
Served2)	Past Five Years	the Trustee	Other Directorships Held by Trustee

Randall W. Merk 1954 Trustee (6/06-present)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co. Inc.; Executive Vice President, Charles Schwab & Co. Inc.(2002-present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.	14	None

Officers
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Jeffrey Mortimer 1963 (3/08-present, President and CEO) (6/04-present, CIO)	President, Chief Executive Officer, and Chief Investment Officer	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc., and Schwab Funds. Prior to May 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

George Pereira 1964 (6/06-present)	Treasurer and Chief Financial Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Treasurer and Principal Financial Officer, Schwab Funds; Director, Charles Schwab Worldwide Funds, PLC and Charles Schwab Asset Management (Ireland) Ltd. Through June 2007, Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc., and Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Trust Inc.; From 12/99 to 11/04: Senior Vice President, Financial Reporting, Charles Schwab & Co., Inc.

Catherine MacGregor 1964 (12/05-present)	Chief Legal Officer, Vice President and Clerk	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.; Vice President, Schwab Funds; until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Bari Havlik 1961 (3/09-present)	Chief Compliance Officer	Senior Vice President, Chief Compliance Officer for Charles Schwab & Co. Inc. and head of Global Compliance for the Charles Schwab Corporation since 2004. Chief Compliance Officer for Charles Schwab Investment Management, Inc since March 2009.

Daniel Kern 1961 (3/05-present)	Vice President	Vice President, Investment Management Services. Until September 2005, Assistant Treasurer, Laudus Trust and Laudus Variable Insurance Trust. Until December 2004, Vice President, Internal Audit, Charles Schwab Corporation.

Officers continued
Name, Address[4]
and Year of Birth;
(Term of Office[5],
and Length of Time
Served)	Position with the Trust	Principal Occupation During Past Five Years

Michael Haydel 1972 (6/05-present)	Vice President	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[2]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

[3]	Member of the Audit Committee.

[4]	The mailing address of each of the Officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

[5]	There is no stated term of office for the officers of the Trust.

Glossary

90 Day T-bill is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

Alpha is a measure of a fund’s risk adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund’s manager. It is calculated by measuring the difference between a fund’s actual returns and its expected performance given its level of market risk as measured by beta.

Beta is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

The Citigroup non-U.S. Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

GDP, or Gross Domestic Product, is the market value of the goods and services produced by labor and property in the United States.

Modified Duration expresses the measurable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

The MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performnace in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

The MSCI World® Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Price to cash flow ratio is the price of a stock divided by its reported cash flow per share.

Relative strength is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

Return on equity represents the amount earned on a company’s common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are availabel on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR47599-00

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or
(ii) Does not have an audit committee financial expert serving on its audit committee.
     (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).
     (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.
3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS NILS H. HAKANSSON, WHO IS “INDEPENDENT” FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

Item 4: Principal Accountant Fees and Services.
(a) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees

2009:	$38,000
2008:	N/A
(b) Below is the aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:

2009:	$9,740
2008:	N/A
Nature of these services: Agreed upon services in regards to service provider conversion.
     In the last fiscal year there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below is the aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:

2009:	$19,480
2008:	N/A
     Nature of these services: preparation and review of tax returns.
     In last fiscal year there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below is the aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:

2009:	NONE
2008:	N/A

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.
     In the last fiscal year there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed for the last fiscal year by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2009:	$29,220
2008:	N/A
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below is the aggregate fees billed for the last fiscal year by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

2009:	NONE
2008:	N/A
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jeffrey Mortimer and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) The Laudus Institutional Trust
By:	/S/ Jeffrey Mortimer
Jeffrey Mortimer
President and Chief Executive Officer

Date: 05/13/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ Jeffrey Mortimer
Jeffrey Mortimer
President and Chief Executive Officer

Date: 05/13/2009

By:	/S/ George Pereira
George Pereira
Principal Financial Officer

Date: 05/13/2009